UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT Pursuant to Section 13 OR 15(d)
                       of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2006
                                                 (March 28, 2006)



                             PEGASUS WIRELESS CORP.
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             (Exact name of registrant as specified in its charter)


    Nevada                          000-32567                  52-2273215
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(State or other jurisdiction    (Commission File           (IRS Employer
  of incorporation)                  Number)                 Identification No.)


48499 Milmont Dr., Freemont, CA                                   94538
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (510) 490-8288


                                      N/A
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         (Former name or former address, if changed since last report.)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(C))

SECTION 8 - OTHER EVENTS

Item 8.01 - Other Events

     On March 28, 2006, the sellers of the AMAX companies, acquired by Pegasus on December 22, 2005, agreed to modify the acquisition agreement. Under the terms of this modification, the sellers are returning to Pegasus treasury, 381,000 shares of the total 838,454 shares of Pegasus common stock received in this transaction. The remaining 457,455 shares received in Pegasus stock now represents a valuation of $8.75 per share to total the $4,000,000 component of the purchase. On December 21, 2005, Pegasus common stock closed at $8.75, therefore the AMAX sellers have agreed to eliminate any discount from market for the stock portion of the purchase. The return of the 381,000 shares is to occur immediately, followed by the formal amendment to the acquisition agreement. The signed agreement amendment is attached as an exhibit.


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits.

Exhibit Number   Description
-------------- ----------------------------------------------------
3.3    *       Amended By-Laws

10.1   *       Share and Exchange  Agreement,  dated as of May 25, 2005,  by and among the Company and Homeskills, Inc.

10.2   *       Share and Exchange  Agreement,  dated as of November 5, 2004,  by and among Homeskills, Inc., and the shareholders of OTC Wireless, Inc.

10.3   *       Agreement as of December 22, 2005 among Pegasus Wireless Corp., a
               Nevada   corporation   ("Buyer"),and  the  shareholders  of  AMAX
               Engineering   Corp.  and  AMAX  Information   Technology,   Inc.,
               ("AMAX"), California corporations.

10.4   *       Agreement as of December 29, 2005 among Pegasus Wireless Corp., a
               Nevada   corporation   ("Buyer"),and  the  shareholders  of  Cnet
               Technology, Inc. ("CNET"), a Cayman Islands corporation.


10.5   *       Agreement as of January 19, 2006 among Pegasus  Wireless Corp., a
               Nevada   corporation   ("Buyer"),and   the  shareholders  of  SKI
               Technologies,   Inc.  ("SKI"),   a  Republic  of  China  (Taiwan)
               corporation.

10.6           Amendment to Agreement for Purchase and Sale of Stock dated March
               29, 2006

14.1   *       Code of Ethics

16.1   *       Lawrence   Scharfman  &  Company  letter   regarding   change  of
               accountants

17.1   *      Letter of Resignation of Roger Pawson

99.1   *      July 18, 2005 press release

99.2   *      August 3, 2005 press release

99.3   *      November 1, 2005 press release

99.4   *      December 22, 2005 press release

99.5   *      December 29, 2005 press releas

99.6   *      Audit Committee Charter

99.7   *      January 18, 2006 press release

99.8   *      January 19, 2005 press release

99.9   *      March 10, 2006 press release


---------
*   filed previously




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PEGASUS WIRELESS CORP.




    March 30, 2006           By:  /s/ Stephen H. Durland
                                --------------------------
                                Stephen H. Durland
                                Title: CFO